Unaudited Condensed Consolidated Balance Sheets (Parentheticals) (USD $)	Sep. 30, 2013	Dec. 31, 2012
Common Stock Par Value (in Dollars per share)	$ 0.01	$ 0.01
Common Stock Shares Authorized	100,000,000	100,000,000
Common Stock Shares Issued	32,679,642	20,627,329
Common Stock Shares Outstanding	32,127,329	20,627,329
Preferred Stock Shares Authorized	5,000,000	5,000,000
Preferred Stock Shares Outstanding	0	0
Preferred Stock Par Value (in Dollars per share)	$ 0.01	$ 0.01